UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto of CatchMark Timber Trust, Inc. and subsidiaries (“CatchMark”) included in its Annual Report filed on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the period ended June 30, 2021.

On August 11, 2021, CatchMark, through a wholly-owned subsidiary, completed the previously announced sale of approximately 18,063 acres of Oregon timberlands (the “Bandon Disposition”) to Roseburg Resources Co. for $100 million in cash. The sale was completed pursuant to a purchase and sale agreement, dated as of June 21, 2021 and filed as Exhibit 10.4 to CatchMark’s Quarterly Report on Form 10-Q for the period ended June 30, 2021. CatchMark’s amended credit agreement, as amended on August 4, 2021, requires that net proceeds received from the Bandon Disposition be used to pay down the outstanding amounts of CatchMark’s Multi-Draw Term Facility and Term Loan A-3, each as defined in CatchMark’s Quarterly Report on Form 10-Q for the period ended June 30, 2021.

The following unaudited pro forma condensed consolidated financial statements give effect to the Bandon Disposition and related debt repayments as if they had been completed on June 30, 2021 with respect to the pro forma consolidated balance sheet and as of January 1, 2020 with respect to the pro forma consolidated statements of operations. The pro forma adjustments include transaction accounting adjustments to reflect the accounting for the Bandon Disposition and related debt repayment in accordance with U.S. GAAP. No autonomous entity adjustments or management adjustments were required as a result of the Bandon Disposition and related debt paydown.

The unaudited pro forma consolidated balance sheet has been developed from CatchMark’s historical consolidated balance sheet as of June 30, 2021. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 have been developed from CatchMark’s historical consolidated statement of operations for such periods.

The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of what CatchMark’s actual financial position or results of operations would have been had the Bandon Disposition and related debt repayments been completed on the dates indicated above. In addition, the following unaudited pro forma condensed consolidated financial statements do not purport to project the future financial position or results of operations of CatchMark. A number of factors may affect our results. See the specific factors set forth in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020.

CATCHMARK TIMBER TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2021
(in thousands, except for per-share amounts)

		Pro Forma Adjustments
	Historical (1)	Bandon Disposition		Other		Pro Forma Total
Assets:
Cash and cash equivalents	$22,291	$99,439	(A)	$(95,410)	(F)	$26,320
Accounts receivable	7,615	—		—		7,615
Prepaid expenses and other assets	6,349	(108)	(B)	—		6,241
Operating lease right-of-use asset	2,680	—		—		2,680
Deferred financing costs	125	—		—		125
Timber assets						—
Timber and timberlands, net	475,354	—		—		475,354
Intangible lease assets, less accumulated amortization	3	—		—		3
Assets held for sale	75,940	(75,940)	(C)	—		—
Investment in unconsolidated joint ventures	1,907	—		—		1,907
Total assets	$592,264	$23,391		$(95,410)		$520,245

Liabilities:
Accounts payable and accrued expenses	$5,595	$(21)	(D)	$—		$5,574
Operating lease liability	2,849	—		—		2,849
Other liabilities	23,149	—		—		23,149
Notes payable and lines of credit, net of deferred financing costs	430,659	—		(95,410)	(F)	335,249
Total liabilities	462,252	(21)		(95,410)		366,821

Commitments and Contingencies	—	—		—		—

Stockholders' Equity
Class A common stock, $0.01 par value: 900,000 shares authorized; 48,906 and 48,906 shares issued and outstanding, historical and pro forma, respectively (2)	489	—		—		489
Additional paid-in capital	729,155	—		—		729,155
Accumulated deficit and distributions	(584,368)	23,412	(E)	—		(560,956)
Accumulated other comprehensive income	(16,731)	—		—		(16,731)
Total stockholders’ equity	128,545	23,412		—		151,957
Noncontrolling Interest	1,467	—		—		1,467
Total equity	130,012	23,412		—		153,424
Total liabilities and equity	$592,264	$23,391		$(95,410)		$520,245

See accompanying notes.
(1)    Historical financial information of CatchMark is derived from its Quarterly Report filed on Form 10-Q for the period ended June 30, 2021.
(2)    Historical and pro forma shares issued and outstanding represent CatchMark common stock as of June 30, 2021 as filed in its Quarterly Report on Form 10-Q.

CATCHMARK TIMBER TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2021
(in thousands, except for per-share amounts)

		Pro Forma Adjustments
	Historical (1)	Bandon Disposition		Other		Pro Forma Total
Revenues:
Timber sales	$40,260	$(8,653)	(G)	$—		$31,607
Timberland sales	10,989	—		—		10,989
Asset management fee	6,329	—		—		6,329
Other revenues	2,048	(3)	(G)	—		2,045
	59,626	(8,656)		—		50,970
Expenses:
Contract logging and hauling costs	17,556	(4,325)	(G)	—		13,231
Depletion	14,382	(5,235)	(G)	—		9,147
Cost of timberland sales	7,796	—		—		7,796
Forestry management expenses	3,594	(172)	(G)	—		3,422
General and administrative expenses	6,694	(93)	(G)	—		6,601
Land rent expense	133	—		—		133
Other operating expenses	3,427	(895)	(G)	—		2,532
	53,582	(10,720)		—		42,862

Other income (expense)
Interest income	1	—		—		1
Interest expense	(6,265)	—		1,095	(H)	(5,170)
Gain on large dispositions	759	—		—		759
	(5,505)	—		1,095		(4,410)

Net income before unconsolidated joint ventures	539	2,064		1,095		3,698
Income from unconsolidated joint ventures	663	—		—		663
Net income	1,202	2,064		1,095		4,361
Net income attributable to noncontrolling interest	3	—		—		3
Net income attributable to common stockholders	$1,199	$2,064		$1,095		$4,358

Weighted-average common shares outstanding - basic	48,398					48,398
Net income per share - basic	$0.02					$0.09

Weighted-average common shares outstanding - diluted	48,513					48,513
Net income per share - diluted	$0.02					$0.09

See accompanying notes.
(1)    Historical financial information of CatchMark is derived from its Quarterly Report filed on Form 10-Q for the period ended June 30, 2021.

CATCHMARK TIMBER TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(in thousands, except for per-share amounts)

		Pro Forma Adjustments
	Historical (1)	Bandon Disposition		Other		Pro Forma Total
Revenues:
Timber sales	$72,344	$(11,546)	(G)	$—		$60,798
Timberland sales	15,642	—		—		15,642
Asset management fee	12,184	—		—		12,184
Other revenues	4,120	(7)	(G)	—		4,113
	104,290	(11,553)		—		92,737
Expenses:
Contract logging and hauling costs	30,103	(5,799)	(G)	—		24,304
Depletion	29,112	(6,988)	(G)	—		22,124
Cost of timberland sales	12,290	—		—		12,290
Forestry management expenses	6,892	(364)	(G)	—		6,528
General and administrative expenses	16,225	(96)	(G)	—		16,129
Land rent expense	447	—		—		447
Other operating expenses	7,577	(739)	(G)	—		6,838
	102,646	(13,986)		—		88,660

Other income (expense)
Interest income	51	—		—		51
Interest expense	(15,123)	—		2,314	(H)	(12,809)
Gain on large dispositions	1,274	23,412	(E)	—		24,686
	(13,798)	23,412		2,314		11,928

Net income (loss) before unconsolidated joint ventures and income taxes	(12,154)	25,845		2,314		16,005
Income from unconsolidated joint ventures	(4,726)	—		—		(4,726)
Net income (loss) before income taxes	(16,880)	25,845		2,314		11,279
Income tax benefit (expense)	(658)	—		—		(658)
Net income (loss)	(17,538)	25,845		2,314		10,621
Net income attributable to noncontrolling interest	(30)	—		—		(30)
Net income (loss) attributable to common stockholders	$(17,508)	$25,845		$2,314		$10,651

Weighted-average common shares outstanding - basic and diluted	48,816					48,816
Net loss per share - basic and diluted	$(0.36)					$0.22

See accompanying notes.
(1)    Historical financial information of CatchMark is derived from its Annual Report filed on Form 10-K for the year ended December 31, 2020.

CATCHMARK TIMBER TRUST, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands unless otherwise noted)

Adjustments to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma consolidated balance sheet as of June 30, 2021 and the unaudited pro forma consolidated statements of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 reflect the following adjustments. Unless otherwise defined herein, capitalized terms have the same meaning provided in CatchMark’s Quarterly Report on Form 10-Q for the period ended June 30, 2021.

A.        Cash and Cash Equivalents Adjustment

Represents net proceeds received from the Bandon Disposition calculated as follows:

Bandon Disposition sale price	$100,000
(-) Transaction costs and other adjustments	(561)
Pro forma adjustment	$99,439

B.        Prepaid Expenses and Other Assets Adjustment
Represents the removal of other assets related to the Bandon property.

C.         Assets Held for Sale Adjustment

Represents the removal of assets related to the Bandon property, including the following amounts:

Timber	$58,809
Timberland	16,898
Mainline roads	233
$75,940

D.         Accounts Payable and Accrued Expenses Adjustment

Represents the removal of accrued expenses related to the Bandon property.

E.         Accumulated Deficit and Distributions Adjustment

Represents CatchMark’s pro forma gain on the Bandon Disposition as if it was consummated as of June 30, 2021. The following table summarizes the pro forma adjustment made to Accumulated Deficit and Distributions as a result of the Bandon Disposition:

Net sale proceeds	$99,439
(-) Assets held for sale	(75,940)
(-) Other assets and accrued expenses	(108)
(+) Accrued expenses	21
Pro forma adjustment	$23,412

F.        Notes Payable and Lines of Credit Adjustment

Represents the repayment of outstanding debt balances as of June 30, 2021, specifically CatchMark’s Multi-Draw Term Facility ($26.8 million) and Term Loan A-3 ($68.6 million), with net proceeds from the Bandon Disposition, as required by CatchMark’s Amended Credit Agreement, as amended on August 4, 2021.

G.        Revenues and Expenses Adjustments

Represents the elimination of historical revenues and expenses directly related to the Bandon property that will not recur in CatchMark's consolidated statement of operations beyond a year from the date of the Bandon Disposition.

H.         Interest Expense Adjustments

Represents the removal of historical interest expense as a result of the pro forma adjustment to pay down outstanding debt, which bore interest at approximately 2.3% for the six months ended June 30, 2021 and approximately 2.4% for the year ended December 31, 2020, with net proceeds from the Bandon Disposition. Such expense will not recur in CatchMark's consolidated statement of operations beyond a year from the Bandon Disposition date.